UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2025

Oscar Health, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40154	46-1315570
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Varick Street, 5th Floor
New York, New York 10013
(Address of Principal Executive Offices) (Zip Code)

(646) 403-3677

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	OSCR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2025 (the “Effective Date”), Oscar Health, Inc. and Oscar Management Corporation (together, the “Company”) entered into an amended and restated employment agreement (the “A&R Employment Agreement”) with Mark T. Bertolini in connection with the forthcoming expiration of the initial employment term under the employment agreement that Mr. Bertolini previously entered into with the Company.

The term of the A&R Employment Agreement commences on the Effective Date and ends on April 1, 2029, unless earlier terminated in accordance with its terms. At the end of the initial employment term, the A&R Employment Agreement will automatically renew for successive one-year periods unless either the Company or Mr. Bertolini elects not to extend such agreement.

The material changes under the A&R Employment Agreement are as follows:

•	Mr. Bertolini’s annual base salary is $1,300,000.

•	Commencing with calendar year 2026, Mr. Bertolini’s target annual bonus will increase to 150% of his annual base salary.

•

In the first quarter of 2026, Mr. Bertolini will be granted two restricted stock unit (“RSU”) awards under the Oscar Health, Inc. 2021 Incentive Award Plan (the “2021 Plan”). The awards will cover an aggregate number of shares of Oscar Health, Inc.’s Class A common stock with a value of $45,000,000, with the number of shares subject to such awards determined using the same methodology used in calculating the number of shares subject to the 2026 annual equity awards granted to the Company’s senior executive officers. Of this amount, (i) 50% of the RSUs will be granted as a time-based award that vests based solely on the passage of time (the “2026 RSU Award”) and (ii) 50% of the RSUs will be granted as a performance-based award that vests based on the achievement of specified performance goals (the “2026 PSU Award” and, together with the 2026 RSU Award, the “2026 Awards”). The material terms and conditions of the 2026 Awards are summarized below.

In addition, other than the 2026 Awards, Mr. Bertolini is not expected to be eligible to receive a long-term incentive or equity-based compensatory award prior to calendar year 2029.

•

Mr. Bertolini will receive the following enhanced severance payments and benefits if his employment is terminated by the Company without cause or by him for good reason: (i) cash severance multiplier of 1.5x and (ii) Company-subsidized healthcare coverage duration of 18 months after the termination date. Mr. Bertolini will not be entitled to receive any severance payments or benefits upon a termination by reason of a “non-renewal” of the agreement by the Company.

The material terms of the 2026 RSU Award will be as follows:

•

The 2026 RSU Award will vest with respect to one-third of the RSUs on each of the first three anniversaries of the applicable vesting commencement date, subject to Mr. Bertolini’s continued employment or service as the Company’s Chief Executive Officer or a member of the Board through the applicable vesting date.

•

On a termination of Mr. Bertolini’s service in those capacities by the Company without “cause,” by Mr. Bertolini for “good reason” or due to Mr. Bertolini’s death or disability (each, a “Qualifying Termination”), the 2026 RSU Award will vest on an accelerated basis with respect to the portion of the 2026 RSU Award that would have vested had Mr. Bertolini remained in continuous service until the 18-month anniversary of the termination date. However, if such Qualifying Termination occurs on or after a “change in control” (as defined in the 2021 Plan), then the 2026 RSU Award will vest in full on the date of such Qualifying Termination. The 2026 RSU Award also will vest in full if Mr. Bertolini is not offered employment as the chief executive officer of the ultimate parent entity of the Company (or its successor) on terms that are no less favorable than the terms of Mr. Bertolini’s employment with the Company before the change in control.

The material terms of the 2026 PSU Award will be as follows:

•

The 2026 PSU Award will vest based on both (i) the achievement of applicable performance goals and (ii) Mr. Bertolini’s continued employment or service as the Company’s Chief Executive Officer or as a member of the Board, and the vesting period will be in accordance with the terms of the annual PSU Awards to be granted to the Company’s executives in 2026.

•

On a Qualifying Termination, the 2026 PSU Award will remain outstanding and will be earned based on the actual level of performance for the applicable performance period, and will vest with respect to a prorated number of PSUs based on the number of days Mr. Bertolini served as the Company’s Chief Executive Officer or a member of the Board during the performance period plus 18 months.

•

Upon a change in control, a number of PSUs will become earned PSUs based on the actual level of performance as of the change in control date and any earned PSUs will convert into time-vesting RSUs (such RSUs, the “CIC RSUs”). Following the change in control, the CIC RSUs will remain outstanding and eligible to vest on the last day of the applicable performance period, subject to Mr. Bertolini’s continued employment or service as the Company’s Chief Executive Officer or a member of the Board through such date. If Mr. Bertolini experiences a Qualifying Termination on or after the change in control, the CIC RSUs will vest in full on the date of such Qualifying Termination. The CIC RSUs also will vest in full if Mr. Bertolini is not offered employment as the chief executive officer of the ultimate parent entity of the Company (or its successor) on terms that are no less favorable than the terms of Mr. Bertolini’s employment with the Company before the change in control.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oscar Health, Inc.

Date: December 29, 2025	By:	/s/ Adam McAnaney
Adam McAnaney
Chief Legal Officer